ARRAY Technologies to Detail Balance-of-System Strategy and APA Long-Term Growth Opportunities at the APA Investor Technology Showcase Today

ARRAY to highlight strategy to expand beyond trackers through technically integrated, interoperable energy infrastructure solutions

ALBUQUERQUE, N.M., August 20, 2026 (GLOBE NEWSWIRE) -- ARRAY Technologies (NASDAQ: ARRY) (“ARRAY” or the “Company”), a leading global provider of solar tracking technology and fixed-tilt products, foundation solutions, software systems and services, will host its previously announced APA Investor Technology Showcase today, Thursday, August 20, 2026, beginning at 9:00 a.m. ET.

During the event, CEO Kevin Hostetler and ARRAY’s leadership team, including senior members of APA Solar’s (APA) leadership team will detail the Company’s strategy to evolve from a pure-play tracker company into a more technically integrated energy infrastructure platform. Management will also discuss APA’s progress approximately one year following its acquisition, including its long-term financial profile and growth opportunities.

Key themes of the APA Investor Technology Showcase will include:
•Building a more integrated balance-of-system platform: Expanding across foundations, trackers, wire management, controls, software and AI, with technical interoperability and integrated engineering at the center of ARRAY’s strategy.
•Delivering on the APA investment thesis: Highlighting APA’s progress approximately one year post-acquisition, including integration, commercial momentum, realized synergies and opportunities for continued profitable growth.
•Expanding addressable market and share of wallet: Extending into critical layers of utility-scale solar infrastructure through APA and following the expected close of the Company’s pending acquisition of Affordable Wire Management (AWM)(1), creating opportunities to earn a greater project share.
•Responding to complex customer needs through differentiated innovation: Advancing technically integrated solutions that simplify installation, reduce project risk and improve total cost of ownership, anchored by five major product launches in 2026.
•Executing a disciplined capital allocation strategy: Balancing continued investment in organic growth, while strengthening its capital structure and pursuing disciplined strategic M&A.

“ARRAY is evolving beyond trackers into a technically integrated energy infrastructure platform, building on the engineering, innovation and customer partnerships that have long differentiated our business,” said Kevin Hostetler, Chief Executive Officer of ARRAY Technologies. “By bringing together complementary technologies that are engineered to work together, we believe we can deliver greater value to our customers, increase our project share and create additional opportunities for profitable growth. APA is tangible evidence of that strategy in action, and our pending acquisition of AWM represents another important step in expanding our platform. We see significant opportunity to continue building on this model over time.”

Registration for the live webcast is available through the Investor Relations section of the Company's website at investors.arraytechinc.com. The webcast will begin at 9:00 a.m. ET, and an archived replay of the event will be available following its conclusion.

(1) The transaction is expected to close in the third quarter of 2026, subject to receiving any required regulatory approvals and the satisfaction of other customary closing conditions

About ARRAY Technologies
ARRAY Technologies (NASDAQ: ARRY) is a leading global provider of solar tracking technology and fixed-tilt systems to utility-scale and distributed generation customers, who construct, develop, and operate solar PV sites. With solutions engineered to withstand the harshest weather conditions, ARRAY’s high-quality solar trackers, fixed-tilt systems, software platforms, foundation solutions, and field services combine to optimize energy production and deliver value to our customers for the entire lifecycle of a project. Founded and headquartered in the United States, ARRAY is rooted in manufacturing and driven by technology - relying on its domestic manufacturing, diversified global supply chain, and customer-centric approach to design, deliver, commission, train, and support solar energy deployment around the world. For more news and information on ARRAY, please visit arraytechinc.com.

Investor Relations Contact:
Investor Relations
505-437-0010
investors@arraytechinc.com

Media Contact:
Steven Kirsch
505-738-6923
steven.kirsch@arraytechinc.com

Forward Looking Statements
This press release contains forward-looking statements that are based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, technology or product developments, financing and investment plans, dividend policy, competitive position, industry and regulatory environment, including potential regulatory reform related to energy credits, uncertainty relating to the implementation of tariffs and changes in trade policy, including the reduction or elimination of certain government incentives, ability to provide 100% domestic content trackers, expectations regarding the macroeconomic environment and geopolitical developments, including the effects of tariffs and changes in trade policy, potential growth opportunities and the effects of competition. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would,” “positioned,” “designed to” or similar expressions and the negatives of those terms.
Our actual results and the timing of events could materially differ from those anticipated in such forward-looking statements as a result of certain risks, uncertainties and other factors, including without limitation: changes in growth or the rate of growth in demand for solar energy projects; factors outside of our control affecting the variability and demand for solar energy, including but not limited to, the retail price of electricity, availability of in-demand components like high-voltage breakers, various policies related to the permitting and interconnection costs of solar plants, and the availability of incentives for solar energy and solar energy production systems, which makes it difficult to predict our future prospects; competitive pressures within our industry; competition from conventional and renewable energy sources; a loss of one or more of our significant customers, their inability to perform under their contracts, or their default in payment; a drop in the price of electricity derived from the utility grid or from alternative energy sources; fluctuations in our results of operations across fiscal periods, which could make our future performance difficult to predict and could cause our results of operations for a particular period to fall below expectations; any increase in interest rates, or a reduction in the availability of tax equity or project debt capital in the global financial markets, which could make it difficult for customers to finance the cost of a solar energy system and reduce the demand for our products; existing electric utility industry policies and regulations, and any subsequent changes or new related policies and regulations, including as a result of the One Big Beautiful Bill Act, which may present technical, regulatory and economic barriers to the purchase and use of solar energy systems and may significantly reduce demand for our products or harm our ability to compete; the interruption of the flow of materials from international vendors, which could disrupt our supply chain, including as a result of the imposition of new and/or additional duties, tariffs and other charges or restrictions on imports and exports; changes in the global trade environment, including the continuation or imposition of import tariffs or other import restrictions; geopolitical, macroeconomic and other market conditions unrelated to our operating performance including but not limited to a pandemic, the Russia-Ukraine war, attacks on shipping in the Red Sea and Strait of Hormuz, conflict in the Middle East (including, but not limited to, the war in Iran), changing trade policies, inflation and interest rates; our ability to convert our orders in backlog into revenue; the reduction, elimination or expiration, or our failure to optimize the benefits of government incentives for, or regulations mandating the use of, renewable energy and solar energy, particularly in relation to our competitors, which could reduce demand for solar energy systems; failure to, or incurrence of significant costs in order to, obtain, maintain, protect, defend or enforce, our intellectual property and other proprietary rights; delays in construction projects and any failure to manage our inventory; significant changes in the cost of raw materials; disruptions to transportation and logistics, including increases in shipping costs; defects or performance problems in our products, which could result in loss of customers, reputational damage and decreased revenue; delays, disruptions or quality control problems in our product development operations; the development, deployment and commercialization of new products, including DuraTrack D2STM, OmniTrack 2.0, the 60 degree variant of DuraTrack, and our ARRAY AtlasTM suite of foundation-to-tracker solutions; our ability to retain our key personnel or failure to attract additional qualified personnel; additional business, financial, regulatory and competitive risks due to our continued planned expansion into new markets; cybersecurity or other data incidents, including unauthorized disclosure of personal or sensitive data or theft of confidential information and the use of artificial intelligence by cyber threat actors; a failure to maintain an effective system of integrated internal controls over financial reporting, which may impair our ability to report our financial results accurately; our substantial indebtedness, risks related to actual or threatened public health epidemics, pandemics, outbreaks or crises; changes to laws and regulations, including changes to tax laws and regulations, that are applied adversely to us or our customers; our ability to complete the acquisition of Affordable Wire Management, LLC (“AWM”) on the anticipated terms and timetable, including the possibility that closing conditions may not be satisfied or waived; our ability to successfully integrate APA Solar, LLC

(“APA”) and AWM into our existing operations, realize the anticipated benefits or synergies of the acquisitions of APA and AWM and achieve strategic and other objectives relating to the acquisitions; risks related to any unforeseen liabilities of AWM; and other factors listed and described in more detail in the section captioned “Risk Factors” in our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, and our other documents on file with the U.S. Securities and Exchange Commission.
Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our management’s beliefs and assumptions only as of the date of this presentation. You should read this presentation with the understanding that our actual future results may be materially different from what we expect. Except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.